SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 AMENDMENT NO. 2


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 23, 1997



                         WESTERN MICRO TECHNOLOGY, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                    0-11560                   94-2414428
----------------------------      -----------------      ----------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)            File Number)          Identification Number)



          254 EAST HACIENDA AVENUE, CAMPBELL, CA            95008
        ------------------------------------------     --------------
         (Address of principal executive offices)        (Zip Code)



                                 (408) 379-0177
                           ---------------------------
                         (Registrant's telephone number,
                              including area code)

Item 5.   OTHER EVENTS.

DELAWARE REINCORPORATION

          On August 1, 1997, Western Micro Technology Inc., a California corporation, effected a change in its domicile from the State of California to the State of Delaware (the "reincorporation") through a merger of the Company with and into the Savoir Technology Group, Inc., a Delaware corporation. Appropriate consents and approvals were obtained for the reincorporation, including the approval of the shareholders of Western Micro Technology, Inc.


MERGER TO EFFECT A NAME CHANGE

         On August 7, 1997, the Savoir Technology Group, Inc. effected a merger of Western Micro Technology, Inc., a Delaware corporation and wholly owned subsidiary of the Savoir Technology Group, Inc., into the Savoir Technology Group, Inc. with Savoir Technology Group, Inc. continuing as the surviving corporation. Upon the effective date of the merger, the name of the surviving corporation was changed to Western Micro Technology, Inc.

         The term "Registrant" or the "Company" as used herein shall refer to Western Micro Technology, Inc., a Delaware corporation, and its predecessors, the Savoir Technology Group, Inc., a Delaware corporation, and Western Micro Technology, Inc., a California corporation.

PRESS RELEASE

         On July 23, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated by reference. The press release related to the Registrant's announcement that it had signed a letter agreement with the stockholders of Star Management Services, Inc. ("Star") to extend the closing date of the proposed acquisition by the Registrant of the outstanding capital stock of Star from July 31, 1997 (the closing date specified in the Stock Purchase Agreement dated June 4, 1997 by and among the Registrant, Star, Harvey
E. Najim and Carlton Joseph Mertens II, filed as Exhibit 2.1 to Amendment No. 2 of the Registrant's Current Report on Form 8-K filed on July 16, 1997 (the "Stock Purchase Agreement")) to August 31, 1997.

         The letter agreement provides, among other things, that: (1) the Registrant pay a $500,000 deposit to Star, 100% of which would be applied by Star to any termination charge that the Registrant would owe Star per the terms of the Stock Purchase Agreement and 50% of which would be applied towards the purchase price if the closing occurs on or before August 31, 1997, with the remaining 50% to be retained by Star as consideration for granting the 30-day extension; (2) the termination fee will be $1,000,000 if the Registrant is unable to close the transaction on August 31, 1997 and Star has met all of its conditions to closing as specified in the Stock Purchase Agreement; provided, however, that the termination fee will be $500,000 if the Registrant is unable to close because the stockholders of Star would not waive the condition with respect to the Registrant's obtaining financing pursuant to terms that do not require repayment of principal during the first 24 months afterclosing; and (3) the Registrant shall pay Mr. Najim his share of the total purchase price in full at the closing and may adjust the number of shares of the Registrant common stock to be issued to Mr. Mertens based on a calculation of the average closing price of the Registrant's common stock five days prior to closing.

         The following table sets forth selected unaudited pro forma combined financial information of the Company and Star at the dates and for the fiscal year ended December 31, 1996 and six-month period ended June 30, 1997, as revised to reflect changes made as a result of the terms of the letter agreement summarized above. The pro forma information contained herein supersedes in their entirety the pro forma information contained in Amendment No. 1 and Amendment No. 2 to the Registrant's Current Report on Form 8-K dated June 18, 1997 and July 16, 1997, respectively, and in the Registrant's Current Report on Form 8-K dated July 23, 1997, as filed on August 6, 1997 and in Amendment No. 1 to the Registrant's Current Report on Form 8-K dated July 23, 1997, as filed on August 11, 1997. The pro forma information is presented for informational purposes only, and is not necessarily indicative of the operating results or financial position that would have occurred if the Star Acquisition had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. The parties intend that the Star Acquisition will be accounted for as a purchase in accordance with Accounting Principles Board Opinion Number 16. For pro forma purposes, the Star financial data covers the approximate comparable financial reporting periods used by the Company (see footnote 1 below).


UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA


                                       YEAR ENDED DECEMBER 31, 1996 (1)             SIX MONTHS ENDED JUNE 30, 1997 (1)
                               ---------------------------------------------  ---------------------------------------------
                               Western                Pro Forma    Pro Forma   Western               Pro Forma    Pro Forma
                                MICRO        STAR    ADJUSTMENTS    COMBINED    MICRO       STAR    ADJUSTMENTS    COMBINED
                               --------    -------   -----------   ---------   --------   -------   -----------   ---------
                                                        (in thousands, except per share data)

Net sales(A)................   $131,697    $76,495    $     --      $208,192   $ 75,836   $42,398    $      --     $118,548
Cost of goods sold..........    114,389     66,383          --       180,772     63,274    36,982           --      100,569
                               --------    -------    --------      --------    -------   -------    ---------     --------
Gross profit................     17,308     10,112          --        27,420     12,562     5,416           --       17,979

Selling, general and
    administrative expenses,
    including amortization..     14,123      7,217      2,856(2)      20,884     10,603     3,772        1,428 (2)   14,725
                                                       (2,312)(3)                                         (578)(3)
                                                       (1,000)(4)                                         (500)(4)
                             ----------- ---------   --------    -----------   --------   -------     --------
Operating income............      3,185      2,895        456         6,536       1,959     1,644         (350)       3,253
                              ---------    -------   --------     ---------    --------   -------     --------     ---------

Interest expense............        978         81      3,476 (5)      4,535        928        --        1,738 (5)    2,666
Other expense (income)......      (407)         --        --           (407)       (231)       --           --         (231)
Income tax expense..........        276        963       (275)(6)        964        312        --           16 (6)      328
                              ---------   --------   --------      ---------   --------   -------     --------     --------

Net income(B)...............  $   2,338    $ 1,851   $ (2,744)     $   1,445   $    950   $ 1,644     $ (2,104)    $    490
                              =========    =======   ========      =========   ========   =======     ========     ========

Net income per share:(C)
   -- Primary...............     $ 0.51     $   --     $   --        $ 0.26      $ 0.19   $   --        $   --       $ 0.08
   -- Fully diluted.........       0.50         --         --          0.25        0.19       --            --         0.08

Number of shares used in per share calculations:
   -- Primary...............      4,510         --      1,106 (7)     5,613       5,080       --         1,106 (7)    6,186
   -- Fully diluted.........      4,663         --      1,106         5,769       5,106       --         1,106        6,212


                        (See footnotes on following page)

                                       -4-


----------
(1) For purposes of the pro forma combined data, Star's financial data for its fiscal year ended October 31, 1996 and its fiscal six months ended April 30,
    1997 have been combined with the Company's financial data for the fiscal year ended December 31, 1996 and the six months ended June 30, 1997, respectively.
(2) Increase in amortization of goodwill and other intangibles associated with the Star Acquisition.
(3) Reduction in Star's executive compensation to reflect Star Acquisition.
(4) Cost reductions as a result of consolidation of certain facilities and elimination of duplicate back-office functions.
(5) Increase in interest expense associated with the proposed Loan Financing,
    $10.0 million overadvance, $15.0 million subordinated debt, and $6.5 million original principal amount of notes proposed to be issued to the selling stockholders in the Star Acquisition ("Seller Notes").
(6) Tax adjustment to reflect 40% overall tax rate applicable to pro forma results.
(7) Issuance of restricted Common Stock as consideration in proposed Star
    Acquisition and amortization of warrants which the Company believes it will be required to issue in connection with obtaining the Loan Financing.
(A) If the IRA Agreement had been entered into as of the beginning of the periods indicated, the Company believes that the pro forma combined net sales of the Company for the year ended December 31, 1996 and the six months ended June 30, 1997 would have been approximately $246,914,000 and
    $139,138,000, respectively.
(B) If the IRA Agreement had been entered into as of the beginning of the periods indicated, the Company believes that the pro forma combined net income of the Company for the year ended December 31, 1996 and the six months ended June 30, 1997 would have been approximately $2,460,000 and
    $1,292,000, respectively.
(C) If the IRA Agreement had been entered into as of the beginning of the periods indicated, the Company believes that the pro forma combined net income per share of the Company would have been, for the year ended December
    31, 1996, approximately $.44 (Primary) and $.43 (Fully Diluted) and, for the
    six months ended June 30, 1997, approximately $.21 (Primary) and $.21 (Fully
    Diluted).


UNAUDITED PRO FORMA BALANCE SHEET DATA AT JUNE 30, 1997(1)

                                                     Western                    Pro Forma      Pro Forma
                                                      MICRO         STAR       ADJUSTMENTS     COMBINED
                                                     -------        ----       -----------     --------
                                                                        (in thousands)

Working capital..................................     7,997        4,370       (25,228)(2)     (12,839)
Net trade accounts receivable....................    36,869        8,297        (1,000)(3)      44,166
Inventories......................................    19,542        5,597          (500)(4)      24,639
Total assets.....................................    69,407       20,673        50,673 (5)     140,753
Long-term debt...................................       662           --        23,102 (6)      23,764
Shareholders' equity.............................    19,051        5,079         3,844 (7)      27,974

----------

(1) For purposes of the pro forma combined data, Star's financial data at April 30, 1997 have been combined with the Company's financial data at June 30, 1997.
(2) Increase in accounts receivable and inventory reserves estimated at $1,500,000, required increase in short-term borrowings under new
         Revolver of $12,712,000, increase in current portion of long-term debt of $5,000,000 to reflect amortization of overadvance facility and $3,377,000 to reflect discounted current portion of Seller Notes and an increase in accrued expenses of $2,638,000 to reflect Star acquisition costs.
(3)      Estimated increase in accounts receivable reserves.
(4)      Estimated increase in inventory reserves.
(5) Increase in goodwill and other intangibles net of $1,500,000 increase in specific balance sheet reserves.
(6) Increase in overadvance of $5,000,000, in Seller Notes of $3,102,000, and in subordinated debt of $15,000,000.
(7) Issuance of $5,000,000 in restricted Common Stock to Seller at closing and increase of $2,063,000 attributable to warrants which the Company believes it will be required to issue in connection with obtaining the Loan Financing, net of a $3,219,000 reduction to reflect a transfer of $2,500,000 net assets at closing.


         The foregoing unaudited pro forma combined financial data do not include any pro forma adjustments which reflect the potential effect of (i) the sales revenues and other operating results that would have occurred if the IRA Agreement, pursuant to which the Sirius End-user Business will purchase IBM systems from the Company upon consummation of the Star Acquisition, had been entered into as of the beginning of the periods indicated

(except as described in footnotes (A), (B) and (C) to the pro forma statement of operations data), (ii) any efficiencies which may result from combining the Company's and Star's operations (other than $1.0 million attributable to facilities consolidation and elimination of duplicate back-office functions), or
(iii) the costs of restructuring, integrating or consolidating such operations.

         Certain statements in this Memorandum concerning the Star Acquisition, including descriptions of the Star Acquisition and pro forma financial information, are forward-looking statements that involve risks and uncertainties. There can be no assurance that the Star Acquisition will have the desired benefits or that it will not have an adverse effect on the Company's business, financial condition or results of operations. Actual results could differ materially from those discussed herein.

Item 7.  Financial Statements and Exhibits.

         (a)   Exhibits.

                 2.1+ Agreement of Merger and Plan of Reorganization between Western Micro Technology, Inc., a California corporation, and the Savoir Technology Group, Inc., a Delaware corporation, dated as of August 1, 1997.

                 2.2+ Certificate of Ownership and Merger dated as of August 7, 1997.

                 3.i+ Certificate of Incorporation of the Savoir Technology Group, Inc., a Delaware corporation.


                 3.ii Restated Certificate of Incorporation of Savoir Technology Group, Inc. a Delaware corporation.

                 3.iii++ Bylaws of the Savoir Technology Group, Inc., a Delaware corporation.

                 3.iv+++ Amended and Restated Bylaws of Western Micro Technology, Inc., a Delaware corporation.


                 99.1+    Press Release dated July 23, 1997.

----------


+        Previously filed.
++ Previously filed as Exhibit 3.ii to the Registrant's Current Report on Form 8-K filed on August 6, 1997.
+++ Previously filed as Exhibit 3.iii to Amendment No. 1 to the Registrant's Current Report on Form 8-K filed on August 11, 1997.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  August 14, 1997

                                     WESTERN MICRO TECHNOLOGY, INC.



                                     By          /s/ James W. Dorst
                                        ---------------------------------------
                                                   James W. Dorst
                                               Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.    DESCRIPTION
-----------    -----------

      2.1+ Agreement of Merger and Plan of Reorganization between Western Micro Technology, Inc., a California corporation, and the Savoir Technology Group, Inc., a Delaware corporation, dated as of August 1, 1997.

      2.2+     Certificate of Ownership and Merger dated as of August
               7, 1997.

      3.i+ Certificate of Incorporation of the Savoir Technology Group, Inc., a Delaware corporation.


      3.ii     Restated Certificate of Incorporation of Savoir
               Technology Group, Inc. a Delaware corporation.

      3.iii++  Bylaws of the Savoir Technology Group, Inc., a
               Delaware corporation.

      3.iv+++  Amended and Restated Bylaws of Western Micro
               Technology, Inc., a Delaware corporation.


      99.1+    Press Release dated July 23, 1997.

----------


+        Previously filed.
++ Previously filed as Exhibit 3.ii to the Registrant's Current Report on Form 8-K filed on August 6, 1997.
+++ Previously filed as Exhibit 3.iii to Amendment No. 1 to the Registrant's Current Report on Form 8-K filed on August 11, 1997.


                                       -8-